SCHEDULE 14A INFORMATION
                   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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







      ==============================================================
                   Chemicals Monsanto Tomorrow
                   July 16, 1997
                   Vol. 1 No. 22
      ==============================================================

      Monsanto Releases Proxy Statement for Spinoff of Chemicals
      Businesses
      ==============================================================

      This week Monsanto released the proxy statement for the spinoff of the Chemicals businesses. The proxy explains the issues to be voted on by shareowners at a special meeting on Aug. 18, 1997, at 10:00 a.m. in St. Louis. It also provides additional information about the makeup of the proposed Life Sciences and Chemicals companies.

      The following highlights may be of special interest to employees:

         - After the spinoff, benefits, pension and savings and invest-ment plans will remain virtually unchanged for employees of both companies. Chemicals will assume primary responsibil-ity for the benefits, pension and savings and investment plans for its employees. The proxy notes that a jointly sponsored multiple-employer pension plan may be created in the United States, pending approval from the Pension Benefit Guarantee Corporation (PBGC). Of course, the benefit plans of both companies may change in the future to respond to economic or industry conditions or regulatory requirements.

         - Decisions on the handling of stock options are still pend-ing, but more information will be communicated as soon as it is available.

         - Monsanto has applied for a ruling from the U.S. Internal Revenue Service that the spinoff will generally be tax free to shareowners in the United States. If shareowners approve the spinoff and charter amendments, the tax-free ruling is received, and the other conditions to the spinoff occur, each shareowner will receive one share of common stock in the new chemical company for every five shares of Monsanto common stock owned on the record date of the spinoff.

         - Both Chemicals and Life Sciences are evaluating what their dividend policies will be after the spinoff. No final deci-sions have been made, but the combined dividends of the two companies are likely to be less than Monsanto's current quarterly dividend of 64 cents per share. Chemicals may




                                      Page 2







            decide to return earnings to shareowners through cash divi-dends and/or stock repurchases, and Life Sciences is consid-ering its dividend policy in light of its future growth plans.

         - Upon completion of the spinoff, Chemicals will receive the food phosphates business and the Flexsys L.P. and Advanced Elastomer Systems L.P. joint ventures. Enviro-Chem and the industrial alginates businesses, formerly reported as Chemicals operations, will remain with Life Sciences. As part of this allocation, Chemicals also will receive $75 million in cash from Life Sciences.

         - Monsanto will issue commercial paper to raise $1 billion in new capital, which will be used by Monsanto to repay exist-ing debt. Chemicals will assume the remaining liabilities of sold or discontinued businesses historically associated with Monsanto's chemical units, certain environmental li-abilities of sold or discontinued businesses, the liabili-ties associated with the $1 billion mentioned above, $30,000,000 in liabilities from the allocation of some ESOP (Employee Stock Ownership Program) debt, and additional liabilities for pensions and other post-retirement benefits.

            The Chemicals businesses have always generated considerable cash from operations, and that fact, coupled with the $75 million from Life Sciences, as well as periodic additional borrowings, should allow it sufficient resources to finance operations and capital needs. This allocation of debt creates the greatest value for shareowners from the spinoff, while enabling Chemicals to attain an investment-grade credit rating.

         - A proposed amendment to the Monsanto Company Charter would provide for staggered three-year terms for the board of directors. If the amendment is passed, the following board members will stand for election to the Monsanto board, for initial terms of one to three years:

                   Robert B. Shapiro
                   Robert M. Heyssel
                   Michael Kantor
                   Gwendolyn S. King
                   Philip Leder
                   Jacobus F.M. Peters
                   Nicholas L. Reding*
                   John S. Reed
                   John E. Robson*




                                      Page 3







                   William D. Ruckelshaus*

                   *  Continuing existing terms expiring in 1998

         Prior to the spinoff, Monsanto will be sole shareowner in the Chemicals Company, and plans to elect these members to the Chemicals board of directors:

                   Robert G. Potter
                   John C. Hunter III
                   Robert T. Blakely
                   Joan T. Bok
                   Paul H. Hatfield
                   Howard M. Love
                   Frank A. Metz, Jr.
                   William D. Ruckelshaus
                   John B. Slaughter

         The names for Life Sciences and Chemicals will be announced closer to the actual spinoff date. Both parts of the business will disclose their identity plans at a later date. If shareowners approve the spinoff and charter amendments, the company anticipates completing the spinoff on or before Oct. 1, 1997.

         Full text of the proxy is available on Monsanto's World Wide Web site at http://www.monsanto.com under the Financial section (Related Materials).

                                      -o0o-






















                                      Page 4






      ==============================================================
                   Monsanto Tomorrow
                   Life Sciences Edition
                   July 15, 1997
                   Vol. 1 No. 11
      ==============================================================

      Monsanto Releases Proxy Statement for Spinoff of Chemicals
      Businesses
      ==============================================================

      This week Monsanto released the proxy statement for the spinoff of the Chemicals businesses. The proxy explains the issues to be voted on by shareowners at a special meeting on Aug. 18, 1997, at 10:00 a.m. in St. Louis. It also provides additional information about the makeup of the proposed Life Sciences and Chemicals companies.

      The following highlights may be of special interest to employees:

         - After the spinoff, benefits, pension and savings and invest-ment plans will remain virtually unchanged for employees of both companies. Chemicals will assume primary responsibil-ity for the benefits, pension and savings and investment plans for its employees. The proxy notes that a jointly sponsored multiple-employer pension plan may be created in the United States, pending approval from the Pension Benefit Guarantee Corporation (PBGC). Of course, the benefit plans of both companies may change in the future to respond to economic or industry conditions or regulatory requirements.

         - Decisions on the handling of stock options are still pend-ing, but more information will be communicated as soon as it is available.

         - Monsanto has applied for a ruling from the U.S. Internal Revenue Service that the spinoff will generally be tax free to shareowners in the United States. If shareowners approve the spinoff and charter amendments, the tax-free ruling is received, and the other conditions to the spinoff occur, each shareowner will receive one share of common stock in the new chemical company for every five shares of Monsanto common stock owned on the record date of the spinoff.

         - Both Chemicals and Life Sciences are evaluating what their dividend policies will be after the spinoff. No final deci-sions have been made, but the combined dividends of the two companies are likely to be less than Monsanto's current quarterly dividend of 64 cents per share. Chemicals may



                                      Page 5







            decide to return earnings to shareowners through cash divi-dends and/or stock repurchases, and Life Sciences is consid-ering its dividend policy in light of its future growth plans.

         - Upon completion of the spinoff, Chemicals will receive the food phosphates business and the Flexsys L.P. and Advanced Elastomer Systems L.P. joint ventures. Enviro-Chem and the industrial alginates businesses, formerly reported as Chemicals operations, will remain with Life Sciences. As part of this allocation, Chemicals also will receive $75 million in cash from Life Sciences.

         - Monsanto will issue commercial paper to raise $1 billion in new capital, which will be used by Monsanto to repay exist-ing debt. Chemicals will assume the remaining liabilities of sold or discontinued businesses historically associated with Monsanto's chemical units, certain environmental li-abilities of sold or discontinued businesses, the liabili-ties associated with the $1 billion mentioned above, $30,000,000 in liabilities from the allocation of some ESOP (Employee Stock Ownership Program) debt, and additional liabilities for pensions and other post-retirement benefits.

            The Chemicals businesses have always generated considerable cash from operations, and that fact, coupled with the $75 million from Life Sciences, as well as periodic additional borrowings, should allow it sufficient resources to finance operations and capital needs. This allocation of debt creates the greatest value for shareowners from the spinoff, while enabling Chemicals to attain an investment-grade credit rating.

         - A proposed amendment to the Monsanto Company Charter would provide for staggered three-year terms for the board of directors. If the amendment is passed, the following board members will stand for election to the Monsanto board, for initial terms of one to three years:

                   Robert B. Shapiro
                   Robert M. Heyssel
                   Michael Kantor
                   Gwendolyn S. King
                   Philip Leder
                   Jacobus F.M. Peters
                   Nicholas L. Reding*
                   John S. Reed
                   John E. Robson*




                                      Page 6







                   William D. Ruckelshaus*

                   *  Continuing existing terms expiring in 1998

         Prior to the spinoff, Monsanto will be sole shareowner in the Chemicals Company, and plans to elect these members to the Chemicals board of directors:

                   Robert G. Potter
                   John C. Hunter III
                   Robert T. Blakely
                   Joan T. Bok
                   Paul H. Hatfield
                   Howard M. Love
                   Frank A. Metz, Jr.
                   William D. Ruckelshaus
                   John B. Slaughter

         The names for Life Sciences and Chemicals will be announced closer to the actual spinoff date. Both parts of the business will disclose their identity plans at a later date. If shareowners approve the spinoff and charter amendments, the company anticipates completing the spinoff on or before Oct. 1, 1997.

         Full text of the proxy is available on Monsanto's World Wide Web site at http://www.monsanto.com under the Financial section (Related Materials).

                                      -o0o-






















                                      Page 7